THE FOLLOWING DOCUMENT IS SUBSTANTIALLY
THE SAME FOR THE HUTCHINSON PROPERTY AND
THE RIDGELAND PROPERTY WITH THE EXEPTION
OF THE LESSOR'S AGREEMENT TO FUND THE
PROJECT IS NOT TO EXCEED $9,600,000 IN
RELATION TO THE HUTCHINSON PROPERTY AND
$6,520,000 IN RELATION TO THE RIDGELAND
PROPERTY.

                      LEASEHOLD
IMPROVEMENT AGREEMENT


AMONG

                   MEDITRUST ACQUISITION
CORPORATION I


AND

                           EMERITUS
PROPERTIES I, INC.


AND

                               EMERITUS
CORPORATION

                        LEASEHOLD
IMPROVEMENT AGREEMENT

     THIS LEASEHOLD IMPROVEMENT AGREEMENT
is made as of March 15, 1996 by and among EMERITUS PROPERTIES I, INC., a Washington corporation (the "Lessee"), and MEDITRUST
ACQUISITION CORPORATION I, a Massachusetts corporation (the "Lessor").

     1.  BACKGROUND

     1.1  Lessee.

     Lessee is a corporation which is a
wholly-owned Subsidiary the Guarantor (as hereinafter defined). The Guarantor is a corporation the stock of which is publicly traded on the American Stock Exchange.

     1.2  The Land and Existing
Improvements.

     Lessor is the owner of a certain
parcel of land located in Sarasota,
Sarasota County, Florida and more
particularly described on EXHIBIT A (the
"Land").

     1.3  The Facility Lease.

     Lessor and Lessee have entered into
that certain Facility Lease Agreement of even date herewith, relating to the Land
(the "Facility Lease"), a Memorandum of
which is to be recorded with the Sarasota
County, Florida real estate records.

     1.4  Project.

     Lessee is currently contemplating a
proposal to construct an addition of [ ] units and [ ] beds to the existing assisted living facility and other improvements, including, without limitation, accessory parking and landscaping on the Land (collectively, the "Improvements"). The Land and the
Improvements are collectively referred to herein as the "Project". Lessee shall have until December 15, 1996 to notify Lessor in writing of its decision to construct the Project, and Lessor shall have no obligation to fund or permit the construction of the Project contemplated hereunder until such time as Lessee has so elected in writing to proceed with the construction of the Project. The obligations contained in this Leasehold
Improvement Agreement shall not take
effect until Lessor receives such notice from Lessee of its election to proceed with the construction of the Project.
Notwithstanding any other provision
contained herein, this Leasehold
Improvement Agreement shall become null
and void if such notice is not received by Lessor by December 15, 1996.

     1.5  Lessor's Agreement to Fund the
Project and Lessee's
           Agreement to Supervise the
Project.

     Lessee and Lessor have agreed that
the Project will be a benefit to the
premises demised under the Facility Lease and to Lessee's and Lessor's respective interests therein. Lessor and Lessee have further agreed that, pursuant to, and in accordance with, the terms and conditions of this Agreement, Lessor shall fund an amount not to exceed NINE MILLION SIX
HUNDRED THOUSAND DOLLARS ($9,600,000) of the cost of the Project (the "Project
Funds"). Lessee has agreed to supervise
and manage the construction of the Project and Lessor has agreed to advance the Project Funds to pay for the cost of the construction of the Project; all pursuant to the terms and conditions of this Agreement.

     1.6  Plans; the Architect and
Architect's Contract.

     The Improvements are to be
constructed and equipped in accordance
with the plans and specifications to be
delivered as provided herein
(collectively, the "Project Plans"),
prepared or be prepared by an architect to be approved by Lessor, which approval shall not be unreasonably withheld (the
"Architect") pursuant to the contract to be entered into by and between Lessee and the Architect and approved by Lessor (the
"Architect's Contract").

     1.7  Construction Contracts.

     All of the Improvements are to be
constructed pursuant to a guaranteed
maximum contract (the "Construction
Contract") to be delivered as provided
herein by and between Lessee and a
contractor to be approved by Lessor, which approval shall not be unreasonably withheld, and approved by Lessor (the
"General Contractor").

     1.8  Schedule of Work and Completion
Date; Schedule of Draws.

     The work necessary to complete and
fully equip the Project is to be (a)
undertaken and completed in accordance
with the schedule of work and schedule of values ("Schedules") to be delivered as provided herein and approved by Lessor;
and (b) substantially completed by the
first anniversary of the date hereof (the
"Completion Date") in accordance with the terms hereof.

     1. 9  Project Budget.

     Lessee shall submit in accordance
with the terms hereof prior to the making of the first advance which includes amounts to be expended on the construction or equipping of the Improvements, to Lessor a line item budget (the "Project
Budget"), for the design and construction of the Project, including (a) a breakdown of construction costs (itemized as to trade category, subdivision of the work to be performed and the names of each contractor), (b) a breakdown of all soft costs in connection with the construction of the Project, including, without limitation, costs for such items as real estate taxes, legal and accounting fees, survey costs, permits and inspection fees, insurance premiums, architect's and engineer's fees, marketing, management, leasing and advertising expenses, and all amounts due in connection with the Advance of Project Funds pursuant to this Agreement, (c) a projected draw schedule and (d) a projected progress schedule for the construction of the Project.

1.10  Use of Project Funds.

     The Project Funds are to be used, to
the extent sufficient therefore, solely
for the payment of Project costs set forth in the Project Budget.

     1.11  Project Funds.

     Subject to all of the terms,
conditions and provisions of
this Agreement, and of the agreements and instruments referred to herein, Lessor agrees to advance the Project Funds and Lessee agrees to supervise and manage the construction of the Project and to pay the Rent (as hereinafter defined) due under the Facility Lease (as the same may from time to time be adjusted pursuant to the terms and conditions set forth therein);
it being understood that Lessee shall be liable for the payment of Rent regarding such sums as shall have been advanced from time to time under this Agreement to Lessee.

     1.12  Guaranties and Indemnities.

     As an inducement to Lessor to enter
into this Agreement, advance the Project
Funds and enter into the Facility Lease, the Guarantor has agreed to furnish certain guaranties as hereinafter described.

     2.  DEFINITIONS

     In this Agreement, except as
otherwise expressly provided in the text of this Agreement or unless the context otherwise requires, all capitalized terms shall have the meaning ascribed to them in EXHIBIT E.

     3.  LEASEHOLD IMPROVEMENT FEE.

     Lessee shall pay the Leasehold
Improvement Fee to Lessor simultaneously with the execution of this Agreement;
provided, however, that, at Lessor's
option, the Leasehold Improvement Fee
shall be held in an escrow account
established with a Person designated by
Lessor pursuant to an escrow arrangement satisfactory to Lessor, with interest thereon benefiting Lessor. If Lessor exercises its option to require that the Leasehold Improvement Fee be held in such an escrow account (a) the Leasehold Improvement Fee shall be disbursed from said escrow account only upon the joint instructions of Lessee and Lessor which instructions from Lessee shall be immediately given upon he request of Lessor) and in no event shall the Leasehold Improvement Fee be disbursed therefrom, in whole or in part, unless and until so requested by Lessor and (b)
Lessor shall bear he risk of loss of or
misappropriation of the Leasehold
Improvement Fee by such escrow agent.

4.  LEASE DOCUMENTS; COLLATERAL SECURITY

     4.1  Lease Documents.

     The Project Funds shall be advanced,
evidenced, administered and governed by
all of the terms, conditions and
provisions of each of the following:

     A.   an Agreement Regarding Related
Transactions of even date
            herewith by and among Lessee,
Lessor and ESC G.P. I Inc., as
            the same may be amended from
time to time;

     B.   this Agreement;

     C.   the Facility Lease;

     D.   a Collateral Assignment of
Permits, Approvals, Licenses, and
            Contracts of even date granted
by Lessee to Lessor (the
            "Permits Assignment") and
related UCC Financing Statements;.

     E.   a Security Agreement of even
date by and between Lessee and
           Lessor (the "Security
Agreement")

     F.   a Completion Guaranty of even
date executed by the Guarantor
           for the benefit of Lessor
guarantying the completion of the
           Project and the satisfaction of
the other Guarantied Obligations
          (the "Completion Guaranty");

    G.   by the Guarantor for the benefit
of Lessor guarantying the
           payment and performance of the
Lease Obligations (the
           "Guaranty of Lease
Obligations");

     H.   an Environmental Indemnity
Agreement of even date by and
            among Lessee, the Guarantor
and Lessor (the "Environmental
            Indemnity Agreement");

     I.    a Deposit Pledge Agreement of
even date by and between
           Lessee and Lessor (the "Deposit
Pledge Agreement");

     J.    a Group Two Negative Pledge
(Acquisition) Agreement dated
            May l, 1996 by and among
Lessee, Lessor and Guarantor (the
            "Negative Pledge Agreement");

     K.   an Assignment of Construction
Contract granted by Lessee to
            Lessor and containing the
consent of the General Contractor
            (the "Construction
Assignment");

     L.  an Assignment of Architect's
Contract of even date granted by
          Lessee to Lessor and containing
the consent of the Architect (the
          "Architect's Assignment");

    M.  an Affiliated Party Subordination
Agreement of even date by
          and among Lessee, the Guarantor,
various Affiliates of Lessee
          and Lessor (the "Affiliated
Party Subordination Agreement");
          and

   N.  all other documents, instruments,
or agreements now or hereafter
         evidencing or securing the
obligations under this Agreement and
         the Facility Lease.

Items (A) through (N) above, as the same from time to time may be hereinafter amended, modified or supplemented, are referred to herein as the "Lease
Documents".

     4.2  Lease Obligations.

     Lessee agrees to pay and perform all
indebtedness, covenants, liabilities,
obligations, agreements and undertakings
(other than Lessor's obligations) under
this Agreement and all of the other Lease
Documents (collectively, the "Lease
Obligations").

     4.3  Collateral Security.

     The Lease Obligations shall be
secured by the following:

     A.   a perfected first priority
security interest in all Permits and
           Contracts pursuant to the
Permits Assignment;

     B.   a security interest in Tangible
Personal Property, and certain
           other Collateral and a security
interest in Receivables, all
           pursuant to the Security
Agreement;

     C.   the Completion Guaranty;

     D.   the Guaranty of Lease
Obligations;

     E.   the Environmental Indemnity;

     F.   a perfected first priority
interest in the Cash Collateral pursuant
           to the Deposit Pledge
Agreement;

     G.  all other security interests in
such other property for  which
           provision is made in the Lease
Documents or at law or in equity;
           and

     H.   certain other Related Party
Agreements.

All of the property in which security
interests are granted as described in
items (A) through (H) above are referred to herein as the "Collateral".

     5.  REPRESENTATIONS AND WARRANTIES

     In order to induce Lessor to advance
the Project Funds pursuant to the terms
and conditions of this Agreement, Lessee represents and warrants to Lessor that:

     5.1  Architect's Contract and
Construction Contract.

     The Architect's Contract and the
Construction Contract, at the time of the execution thereof will be, validly executed by, and will upon execution be binding upon Lessee. Lessee has no reason to believe that such agreements will not be validly executed by and binding upon the other parties thereto;

     5.2  Project Plans.

     The Project Plans which will be
delivered to Lessor by Lessee in
accordance with Section 7.1 will be filed with and approved by all appropriate
Governmental Authorities. All necessary
Permits relating to the Project Plans to be issued or granted by any applicable
Governmental Authority having or claiming jurisdiction over the Leased Property which can be obtained in the ordinary course as of the date hereof have been obtained and all such Permits are in full force and effect, are not subject to any unexpired appeal periods or any appeals or challenges which have not been fully resolved in favor of Lessee, and do not contain any conditions or terms relating to the Leased Property which have not been fully satisfied or which will not be fully satisfied by the completion of the construction of the Project (in accordance with the Project Plans and the terms and provisions of this Agreement).
Furthermore, the Project Plans will be the plans and specifications which shall be approved in writing by Lessor and all future construction on the Project shall be performed in accordance with the Project Plans, as the same may be amended or modified from time in accordance with section 6.3.2 hereof, and the terms and
conditions of this Agreement. There are no structural defects in the

Project of which Lessee has been advised or of which Lessee has notice or knowledge except as otherwise described in writing to Lessor or actually known by Lessor.
Lessee has not received any notice
claiming that, and Lessee has no knowledge that, the Project Plans violate any Legal
Requirement;

     5.3  Prior Construction Work.

     No Person has performed any
construction work or furnished any
services in connection with any
construction carried on or to be carried on at the Leased Property who or which remains unpaid at the time of execution of this Agreement, except as indicated in the requisition submitted simultaneously herewith or otherwise expressly approved by Lessor and, if applicable, the Other
Permitted Uses;

     5.4  Suitability of Project Plans.

     The Project Plans shall provide for
the construction and renovation of all
buildings and related improvements
necessary, both legally and practically, for the construction of the Project in accordance with the terms of this Agreement and, after the completion of the construction thereof, for the operation of the project for its Primary Intended Use;

     5.5  Compliance with Legal
Requirements and Applicable Agreements.

     Upon the completion of construction
of the Project, which
shall be constructed in accordance with
the Project Plans and the terms and
provisions of this Agreement, the Project shall be in compliance with (a) all Legal
Requirements; (b) all Permits and
Contracts and (c) all applicable by-laws, codes, rules, regulations and restrictions of the Board of Fire Underwriters or other insurance underwriters or similar bodies.

     5. 6  Permits and Contracts.

     All Permits and Contracts required by
or entered into with any Governmental
Authority or quasi-governmental authority or agency for, or in connection with, the construction of the Project which can be obtained in the ordinary course as of the date hereof have been obtained or executed, as the case may be. All such Permits and Contracts are in full force and effect, are not subject to any unexpired appeal periods or any appeals or challenges which have not been conclusively resolved in favor of any member of the Leasing Group, and do not contain any conditions or terms which have not been fully satisfied or which will not be fully satisfied by the completion of the construction of the Project (if constructed in accordance with the Project
Plans and the terms and provisions of this Agreement). There is no action pending, or, to the best knowledge and belief of Lessee, recommended by the applicable Governmental
Authority having jurisdiction thereof,
either to revoke, repeal, cancel, modify, withdraw or suspend any such Permit or Contract relating o the construction of the Project, or any other action of any other type which would have a material adverse effect on the Project. All other
Permits and Contracts required for the
completion of the construction of the
Project and the operation of the Facility are described on SCHEDULE 5.6 annexed hereto and Lessee has no reason to believe such Permits and Contracts shall not be obtainable as and when needed.

     5.7  First Advance.

     As of the date of the first advance
of Project Funds to
Lessee pursuant to this Agreement, the
amount of the money expended by Lessee on account of the construction of the Project in accordance with the Project Plans and the items listed on Project Budget will not be less than the amount of such first advance.

     5.8  Valid and Binding.

     Lessee is duly authorized to make and
enter into all of the Lease Documents to which Lessee is a party and to carry out the transactions contemplated therein. All of the Lease Documents to which Lessee is a party have been duly executed and delivered by Lessee, and each is a legal, valid and binding obligation of Lessee, enforceable in accordance with its terms.

     5.9  No Violation.

     The execution, delivery and
performance of the Lease Documents and the consummation of the transactions thereby contemplated shall not result in any breach of, or constitute a default under, or result in the acceleration of, or constitute an event which, with the giving of notice or the passage of time, or both, would result in default or acceleration of any obligation of any member of the Leasing
Group under any of the Permits or
Contracts or any other contract, mortgage, lien, lease, agreement, instrument, franchise, arbitration award, judgment, decree, bank loan or credit agreement, trust indenture or other instrument to which any member of the Leasing Group is a party or by which any member of the Leasing Group may be bound or affected and do not violate or contravene any Legal
Requirement.

     5.10  Consents and Approvals.

     Except as already obtained or filed
or as reasonably expected to be obtained in the ordinary course of business prior to or upon the Completion of the Project, as the case may be, no consent or approval or other authorization of, or exemption by, declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition of the execution, delivery and performance of its obligations under the Lease Documents, the Construction Contract if and when the same is duly executed by the parties thereto or the Architect's
Agreement by any member of the Leasing
Group or as a condition to the validity
(assuming the due authorization; execution and delivery by Lessor of the Lease
Documents to which it is a party) and the priority of any Liens granted to Lessor under the Lease Documents, except the filing of the Financing Statements.

     5.11  Pending Actions, Notices and
Reports.

     (a) There is no action or
investigation pending or, to the best
knowledge and belief of Lessee,
threatened, anticipated or contemplated
(nor, to the knowledge of Lessee, is there any reasonable basis therefor) against or affecting the Leased Property or any member of the Leasing Group (or any Affiliate thereof) before any Governmental
Authority, which could prevent or hinder the consummation of the transactions contemplated hereby or call into question the validity of any of the Lease Documents or any action taken or to be taken in connection with the transactions contemplated thereunder or which in any single case or in the aggregate might result in any material adverse change in the business, prospects, condition, affairs or operations of any member of the Leasing Group or the Leased Property
(including, without limitation, any action to revoke, withdraw or suspend any Permit necessary or desirable for the construction of the Project for its Primary Intended Use. (b) No member of the
Leasing Group has received any notice of any claim, requirement or demand of any Governmental Authority, to take action so as to make the Project or the Leased
Property conform to or comply with any
applicable Legal
Requirement.

     6.  COVENANTS

     6.1  Collection and Enforcement
Costs.

     Upon demand, Lessee shall reimburse
Lessor for all costs and expenses,
including, without limitation, attorneys' fees and expenses and court costs, paid or reasonably incurred by Lessor in connection with the collection of any sum due hereunder, or in connection with the enforcement of any of Lessor's rights or any member of the Leasing Group's obligations under this Agreement or any of the other Lease Documents. Any amount due and payable to Lessor pursuant to the provisions of this Section shall be a demand obligation and, to the extent permitted by law, shall be added to the Lease Obligations and shall be secured by the Liens created by the Lease Documents as fully and effectively and with the same priority as every other obligation of

Lessee secured thereby and, if not paid
within ten (10) days after demand, shall thereafter, to the extent permitted by applicable law, bear interest at the Overdue Rate until the date of payment.
The obligation of Lessee to pay all costs, charges and sums due hereunder or under any of the other Lease Documents shall continue in full force and effect and in no way shall be impaired, until the actual payment thereof to Lessor. In the rent of
(a) a sale, conveyance, transfer or other disposition of the Leased Property, (b) any further agreement given to secure the payment of the obligations set forth herein or (c) any agreement or stipulation extending the time or modifying the terms of payment set forth herein, Lessee shall nevertheless remain obligated to pay the indebtedness evidenced by this Agreement, as extended or modified by any such agreement or stipulation, unless Lessee is released and discharged from such obligation by a written agreement executed by Lessor.

     6.2  Continuing Effect of
Representation and Warranties.

     All representations and warranties
contained in this Leasehold Improvement
Agreement shall constitute continuing
representations and warranties which shall remain true, correct and complete throughout the Term.

     6.3  Construction Covenants.

     6.3.1  Commencement of Construction.

     If construction of the Project has
not already begun, Lessee shall commence construction of the Project within thirty
(30) days from the later of the date
hereof or of issuance of a building permit for the Project. Lessee shall diligently and continuously cause the Project to be constructed and completed and made ready for occupancy and use in accordance with the Project Plans all in a manner satisfactory to Lessor on or before the Completion Date. Notwithstanding anything to the contrary contained herein, Lessee shall be and shall remain unconditionally liable to Lessor for (a) the complete construction of the Project in accordance with the Project Plans on or before the Completion Date and whether or not proceeds of the Project Funds remaining to be disbursed hereunder, if any, are sufficient to cover all costs of construction and (b) the complete performance of all other obligations, covenants, agreements and liabilities of
Lessee hereunder.

     6.3.2  Quality of Materials and
Workmanship.

     The materials used in the Project
shall be of the quality called for by the Project Plans, and the workmanship shall be in conformity with the Construction
Contract and this Agreement, and both the quality of such materials and such workmanship shall be satisfactory to
Lessor. Lessee shall not make any changes in, and shall not permit the General

Contractor or the Architect to make any
changes in, the quality of such materials, the Project Plans or the Project Budget, whether by change order or otherwise, without the prior written consent of Lessor, in each instance (which consent may be withheld in Lessor's reasonable discretion); provided, however, that such consent shall not be required for any individual change which has been approved by the Architect, which does not materially affect the structure or exterior of the Project, and the cost of which does not exceed TEN THOUSAND DOLLARS
($10,000) or which changes, in the
aggregate, do not exceed ONE HUNDRED
THOUSAND DOLLARS ($100,000) in cost.
Notwithstanding the foregoing, prior to
making any change in Project Plans, copies of all change orders shall be submitted by Lessee to Lessor and Lessee shall also deliver to Lessor evidence satisfactory to Lessor, in its reasonable discretion, that all necessary Permits and/or Contracts required by any Governmental Authority in connection therewith have been obtained or entered into, as the case may be.

     6.3.3  Project Budget.

     Upon the request of Lessor, Lessee
shall furnish Lessor with revisions for
the Project Budget to reflect (a) any
changes approved by Lessor to the Project
Budget, (b) the total cost of the
construction of the Project completed
through any specific date and (c) the
remaining cost to complete the
construction of the Project in accordance with the Project Plans and the terms and provisions of this Agreement.

     6.3.4      Architect Certificates.

     Lessee agrees to cause the Architect
to furnish such statements as to progress and certificates of completion as Lessor may reasonably require from time to time during such period as this Agreement may be in effect, all without expense to Lessor; provided, however, that to the extent the delivery of such certificates will require a visit to the Project, Lessee shall have no obligation to deliver the same more frequently than with every other advance request hereunder. Lessee agrees to cause the Architect to make the Project Plans available to Lessor without expense to Lessor, and to agree that, in the event that Lessor shall take over the Project by reason of an occurrence of a Lease Default, Lessor shall be entitled to use said Project Plans without any additional compensation to the Architect above what is required (and was not previously paid) under the Architect's.
Contract.

     6.3.5      Intentionally Deleted.

     6.3.6      Lessor's Consultants.

     Lessee agrees to pay the costs and
expenses reasonably incurred by Lessor
to retain the Consultants to perform
various services to Lessor in
connection with the construction of the
Project and the advances of Project Funds contemplated hereunder, including, without limitation, the following:

     A.   to review and analyze the
Project Plans and advise Lessor
           whether the same are
satisfactory for the intended purposes
            thereof;

     B.   to make periodic inspections of
the Leased Property for the
            purpose of assuring that
construction performed in connection
           with the Project prior to the
date of such inspection has been
           completed in accordance with
the Project Plans and Agreement;

    C.   to review Lessee's then current
requisition to determine whether
           it is consistent with the
obligations of Lessee under this
           Agreement, and to advise Lessor
of the anticipated costs of, and
           the time for, the completion of
the Project in accordance with
           the Project Plans, and the
adequacy of reserves and
           contingencies related thereto;

    D.   to review and analyze any
proposed changes to the Project Plans
           and advise Lessor regarding the
same;

    E.   to review and analyze the Project
Budget and advise Lessor as to
          the sufficiency thereof; and

    F.   to review and analyze the
Architect's Contract and the
          Construction Contract entered
into by Lessee in connection with
          the construction of the Project
and advise Lessor regarding the
          same.  Except as otherwise
expressly provided herein, Lessee
          agrees promptly to make such
changes or corrections in the
          construction of the Project as
may be required by Lessor, based
          on the recommendation of any of
the Consultants, unless Lessee
          demonstrates to Lessor's
satisfaction that such corrective work is
          inconsistent with the Project
Plans

     6.3.7  Title To Materials and
Security Interest Granted to
               Lessor

     Except as otherwise expressly
provided herein, Lessee shall not suffer the use in connection with any construction relating to the Project of any materials, fixtures or equipment intended to become part of the Project which are purchased upon lease or conditional bill of sale or to which Lessee does not have absolute and unencumbered title. Lessee covenants to cause to be paid punctually all sums becoming due for labor, materials, fixtures or equipment used or purchased in connection with any such construction and, in recognition of the fact that it is intended that the Project Funds be used to pay for the costs of the construction of the Project on behalf of the Lessor, Lessee agrees that title to all materials, fixtures and equipment that are incorporated into the Project shall automatically pass to Lessor upon such incorporation without the need for the execution or delivery of any further instrument of conveyance. Notwithstanding the foregoing, in order to more fully secure Lessor with reference to all advances of Project Funds made hereunder, Lessee hereby conveys to Lessor a security interest in all of Lessee's right, title and interest in materials on the Leased
Property which are not at any relevant
time incorporated into the Project and
materials, wherever located, intended for incorporation into the Project. Lessee agrees:

     A.  that Lessor shall have all the
rights, with reference to such
                    security, as a secured
party is entitled to hold with
                    reference to any
security interest under the UCC;

     B.  that such security interest shall
cover cash and
           non-cash proceeds of such
materials;

              C.  that such materials will
not be held for sale to
                   others or disposed of
by Lessee without the prior
          written consent of Lessor and,
if at any time
          located on the Leased Property
shall be suitably
          stored, secured and insured and
furthermore, shall
                   not be removed from the
Leased Property; and

             D.  that such security
interest shall be prior to the
         rights of any other Person other
than the
         Permitted Prior Security
Interests.

     The undertakings of Lessee in this
Section shall also be applicable to any
personal property that is owned by Lessee and that is used (or to be used) in connection with the Project, whether or not the purchase thereof was financed by advances of Project Funds made by Lessor.
Lessee agrees to execute such instruments as Lessor may from time to time request to perfect the security interest of Lessor in any and all rights under this Agreement and the other Lease Documents, and any and all property of Lessee which, under applicable provisions of this Agreement and/or any of the other Lease Documents, may or shall stand as security for advances of Project Funds under this Agreement and for the complete performance of the Lease Obligations.

     6.3.8      Compliance With Legal
Requirements And
Applicable Agreements.

     Lessee, the Project Plans and the
Leased Property and all uses thereof
(including, without limitation, the
construction of the Project) shall comply with (a) all Legal Requirements, (b) all
Permits and Contracts, (c) all
applicable by-laws, codes, rules,
regulations and restrictions of the Board of Fire Underwriters or other insurance underwriters or similar body and (d) the Lease Documents, except to the extent any of the matters represented in clause (a) or (c) are being duly contested in accordance with the terms of the Lease.

     6.3.9      Liens.

     The Leased Property shall at all
times be free from any attachment,
encumbrance, lis pendens, mechanic's or
materialmen's lien or notice arising from the furnishing of materials or labor and, with the exception of the Permitted
Encumbrances, all other Liens of any kind except to the extent the same is being duly contested in accordance with the terms of the Lease or the terms hereof.
Lessee shall not permit the recording of any notice of contract or mechanic's or materialmen's lien relating to construction of the Project or otherwise affecting the Leased Property except to the extent the same is being duly contested in accordance with the terms of the Lease or the terms hereof.
Notwithstanding the foregoing provisions of this. Section 6.3.09, the existence of an attachment or lis pendens for a period not in excess of thirty (30) days shall not be deemed to be a default hereunder provided that (a) there shall be no cessation of construction of the Project,
(b) a Lease Default has not occurred and
(c) Lessee shall proceed promptly to cause such attachment or lis pendens to be removed, but Lessor shall not be obliged to make any further advance under this Agreement while such attachment or lis pendens remains outstanding, unless a bond, satisfactory to Lessor, has been posted as security for such attachment or lis pendens.

     6.3.10  Books And Records.

     Lessee shall cause to be kept and
maintained, and shall permit Lessor and
its representatives to inspect at all
reasonable times, accurate books of
accounts in which complete entries will be made in accordance with GAAP, if applicable, reflecting all financial transactions of Lessee relating to the Project (showing, without limitation, all materials ordered and received and all disbursements, accounts payable and accounts receivable in connection with the construction of the Project and the operation of the Leased Property). Such books and records must accurately reflect that all funds advanced hereunder for construction of the Project have been used solely for the payment of obligations and expenses properly incurred in accordance with the Project Budget.

     6.3.11  Inspection Of Construction.

     Lessor and its representatives
including, without limitation, the
Consultants, shall, at all times as long as this Agreement remains in effect, have the right to enter the Leased Property, upon reasonable notice to Lessee and at reasonable times
(except in the event of an emergency) for the purpose of inspecting the Project and the progress of the work and materials thereon, and if any such inspection reveals that Lessee is not in compliance herewith (in its sole and absolute discretion), then Lessor shall not be obligated to make any further advances under this Agreement to Lessee.

     6.3.12  Notice Of Delay.

     Lessee shall give to Lessor prompt
written notice of any fire, explosion,
accident, flood, storm, earthquake or
other casualty or strike, lock out, act of God or interruption of the construction of the Project which is reasonably anticipated to interfere with the ability of Lessee to complete the Project by the Completion Date.

      6.3.13  Bonds.

     Performance, payment and lien bonds,
in form and substance and guaranteed by
sureties satisfactory to Lessor (in its
sole and absolute discretion), shall be
furnished to Lessor in connection with the Construction Contract in amounts at least equivalent to the amount of such contract, naming Lessor as a dual obligee and shall be furnished to Lessor prior to the commencement of any work pursuant to such contract.

     6.3.14  Use of Project Funds.

     Lessee shall utilize all advances by
Lessor pursuant to the terms of this
Agreement only for those items for which requisitions are permitted under this
Agreement or for reimbursement of
expenditures already made for items for
which requisitions are so permitted.
Lessee agrees to hold all advances by
Lessor hereunder as a trust fund for the purpose of payment of the costs and expenses permitted under this Agreement.

     6.3.15  Occupancy of the Project.

     Lessee shall not permit any occupancy
of the
Project (other than such occupancy as is required in connection with the construction thereto) prior to (a) the substantial completion of that portion of the Project being occupied and (b) the issuance by the appropriate Governmental
Authorities of a Certificate of Occupancy
(or its equivalent) permitting the
occupancy of the Project for its Primary
Intended Use and, if applicable, the Other
Permitted Uses. The Project shall not be deemed to have been completed unless and until constructed in accordance with this Agreement and a Certificate of Occupancy
(or its equivalent) permitting the
occupancy of the Project for its Primary
Intended Use has been issued by the
applicable Governmental Authorities.

     7.  CONSTRUCTION ADVANCES

     7.1  Conditions Precedent to First
Advance of Project Funds.

     Prior to the first advance of Project
Funds contemplated by this Agreement, and as a condition of Lessee's right to receive any of the proceeds of the Project
Funds, there shall have been furnished to
Lessor:

     A.   An owner's title insurance
policy in form and substance
               satisfactory to Lessor, in
its sole and absolute discretion,
               issued by a title insurance
company or companies satisfactory
               to Lessor (the "Title
Company") with such endorsements,
               reinsurance and/or co-
insurance as Lessor may require,
               insuring Lessor's fee title
to the Leased Property free from all
               Liens and without exception
for (i) filed or unfiled mechanics'
               liens, (ii) survey matters,
(iii) rights of parties in possession,
              (iv) environmental liens and
(v) any other matters of any kind
              or nature whatsoever other
than the Permitted Encumbrances
              (the "Title Policy");

     B.   Such evidence as Lessor may
require that the use
              contemplated for the
Project, and all of the improvements and
              construction contemplated by
the Project Plans, comply with
              all applicable Legal
Requirements, to the extent in force and
              applicable;

     C.   Insurance policies and/or
Certificates of Insurance required
               pursuant to the terms and
provisions of the Facility Lease;

     D.   Such evidence as Lessor may
require to determine that
     the total cost of completion of the
Project in all
     respects, including all related
direct and indirect
     costs as previously approved by
Lessor, will not exceed
     the amount set forth in the Project
Budget;

     E.   Such evidence as Lessor may
require that Lessee's
     representations and warranties
contained herein and in
     all of the other Lease Documents are
true and correct
     in every material respect;

     F.   Such evidence as Lessor may
require as to the
     satisfaction of such of the terms and
conditions of
     this Agreement and of the other Lease
Documents as may
     by their nature be satisfied prior to
the making of
     such advance;

     G.   Such evidence as Lessor may
require that all
     outstanding Impositions which are due
and payable as of
     the date of the First Advance
pertaining to the Leased
     Property have been paid in full in
accordance with the
     terms of the Facility Lease;

     H.   A current instrument survey,
satisfactory in form and
     content to Lessor, prepared in
accordance with the
     requirements set forth in EXHIBIT G
(the "Survey") and
     a certificate substantially in the
form of EXHIBIT H
     (the "Surveyor's Certificate"),
prepared and signed by
     a surveyor licensed to do business in
the state where
     the Leased Property is located with
his or her seal
     affixed thereto;

     I.       True and correct copies of
the Construction Contract     and the
              Architect's Contract in
effect with respect to the Project,
              as  well as all receipted
bills paid by Lessee to the General
Contractor and the Architect for goods
and/or         services  rendered with
respect to the Project prior to the date
               hereof;

     J.   A certificate from an engineer
and/or architect, registered as
              such in the state where the
Leased Property is located,
              substantially in the form
attached hereto as EXHIBIT H,
              certifying as to the (i)
compliance of the Leased Property with
              all , applicable Legal
Requirements, (ii) the availability and
              adequacy of access/egress to
and from the Leased Property
              and (iii) the availability
and adequacy of sewer, drainage,
              water, electric and other
utility services to the lot line of the
              Leased Property; together
with such other assurances
              concerning the design of the
Project as Lessor may require;

     K.     Lessor's receipt of opinions,
in forms satisfactory to
              Lessor (in its sole and
absolute discretion), from Lessee's
              counsel and the Guarantor's
counsel, regarding (i) the due
              execution, authority and
enforceability of the Lease
              Documents; (ii) the
compliance of the Leased Property and the
              Project, in all material
respects, with applicable zoning and
              other land-use Legal
Requirements (except in such instances
              in which a satisfactory
title insurance zoning endorsement has
              been issued); (iii) the
valid issuance of the Certificate of Need,
              if applicable, and all other
Permits required for the
              construction of the Project,
the continuing effectiveness of
              said Certificate of Need, if
applicable, and other Permits and
              Lessee's and Project's
compliance therewith and (iv) such
              other matters as Lessor may
reasonably request (collectively,
              the "Opinions");

     L.      Payment of the Leasehold
Improvement Fee (subject,
               however, to the provisions
of Section 3 hereof);
               M.  True and correct copies
of all Permits and Contracts
               relating to the
construction and operation of the Project
               (including, without
limitation, an
               unconditional building
permit or a building permit
               which is subject only to
such conditions as will be fully
               satisfied by the completion
of the construction of the Project
               in accordance with the
Project Plans and this Agreement);

     N.   Such evidence as Lessor may
require that there has been
     no material adverse change in the
financial condition
     and strength of Lessee and the
Guarantor, and that the
     Leased Property shall have sustained
no impairment,
     reduction, loss or damage which has
not been fully
     restored and repaired, and that no
Condemnation
     proceedings or other governmental
action is or shall be
     pending against or with respect
thereto;

     O.   Such evidence as Lessor may
require that the General
     Contractor and the Architect maintain
adequate
     insurance, as determined in Lessor's
reasonable.
     discretion;

     P.   True and correct copies of all
payment, performance and
     completion bonds required pursuant to
6.3.13 hereof;

     Q.   A fully executed Construction
Assignment, in form and
     substance satisfactory to Lessor; and

     R.   A fully executed and authorized
Architect's Assignment, in
form and substance satisfactory to Lessor.

     S.   The Project Plans, in form and
substance satisfactory             to
Lessor;

     T.   The Schedules, in form and
substance satisfactory to
Lessor;

     U.   The Project Budget, in form and
substance satisfactory        to Lessor;

     V.   Funding forecasts, in form and
substance satisfactory        to Lessor.

      7.2  Lessor's Right to Advance the
Project Funds.

     Without at any time waiving any of
Lessor's rights hereunder, Lessor shall
have the right to make the first advance of a portion of the

Project Funds hereunder without the
satisfaction of each and every condition precedent to Lessor's obligation to make such advance, and Lessee agrees to accept such advance as Lessor may elect to make.
The making of any advance hereunder shall not constitute an approval or acceptance by Lessor of any work on the Project theretofore completed.

     7.3  Submission of Requests for
Advances of the Project Funds.

     Advances under this Agreement shall
be made not more than once each month and at least ten (10) days before the date upon which an advance is requested, Lessee shall give notice to Lessor, specifying the total advance which will be desired, accompanied by :

     A.   Itemized requisitions for
advances or, at Lessee's
option, for reimbursements to Lessee for
prepaid items,           signed by Lessee,
the Architect and the General
Contractor on A.I.A. Forms G702, G702A or
G703 or such        other form(s) as
Lessor may reasonably require
(together with copies of invoices or
receipted bills               relating to
items covered by such requisitions when so
requested by Lessor). All such
requisitions shall            include an
indemnification of Lessor by the
Architect,          the General Contractor
and Lessee, jointly and
severally, to the extent such
indemnification is            available
from the General Contractor and the
Architect           upon Lessee's best
efforts to obtain such
indemnification, against any and all
claims of any            subcontractors,
laborers and suppliers;

     B.   A certificate executed by Lessee
substantially in the               form
attached hereto as EXHIBIT I;

     C.   A certificate executed by the
General Contractor
substantially in the form attached hereto
as EXHIBIT          J;

     D.   With respect to every other
Advance requested, a
certificate executed by the Architect
substantially in the
               form attached hereto as
EXHIBIT K.

     E.   At Lessor's request,
certificates executed by the
Consultants in such form as Lessor may
reasonably               require;

     F.   To the event the Advance is not
clearly subject to            effective
coverage, an endorsement of the Title
Policy         issued by the Title
Company, satisfactory in form and
substance to Lessor, redating the Title
Policy to the
              date that the then current
advance will be made,
increasing the coverage afforded by the
Title Policy so          that the same
shall constitute insurance in an amount
at, least equal to the sum of the amount
of the              insurance then
existing under the Title Policy plus the
amount of the then current advance of
Project Funds to         be disbursed to
Lessee under this Agreement and subject
to no additional exceptions other than the
Permitted                Encumbrances;

     G.   If and when reasonably requested
by Lessor,
     satisfactory assurance that the
construction of the                Project
has been performed in accordance with the
requirements of the Construction Contract,
the Project         Plans, this Agreement
and all of the other Lease
Documents and has been inspected and found
satisfactory        by the parties hereto;

    H.    If and when reasonably requested
by Lessor, an updated         Surveyor's
Certificate substantially in the form
attached hereto as EXHIBIT G and/or
updated
     Engineer's/Architect's Certificate
substantially in the          form
attached hereto as EXHIBIT H;

     I.   If and when requested by Lessor,
updated Opinions from         Lessee's
counsel and the Guarantor's counsel (in
form           and substance satisfactory
to Lessor in its sole and
absolute discretion);

     J.   If and when requested by Lessor,
satisfactory evidence         that the
funds remaining unadvanced under this
Agreement are sufficient for the payment
of all related           direct and
indirect costs for the completion of the
Project in accordance with the terms and
provisions               hereof. If the
evidence furnished shall not be
satisfactory to Lessor, in its sole and
absolute            discretion, it shall
be a condition to the making of
any further advance hereunder that Lessee
will provide        Lessor with such
financial guaranties (whether in the
form of a bond, cash deposit, letter of
credit or                otherwise) as are
acceptable to Lessor, in its sole and
absolute discretion, to assure the
completion of the             construction
of the Project in accordance with the
Project Plans and the terms and conditions
of this             Agreement. In the
event that Lessor requires a cash
deposit from Lessee, Lessee shall deposit
with Lessor         such funds, to be held
in an interest bearing account
with the interest accruing thereon to the
benefit of               Lessee, which,
together with such unadvanced funds of
               the Loan, shall be
sufficient to pay all of the
aforesaid costs. All funds so deposited
with Lessor              along with the
proceeds thereof, shall be disbursed
prior to any further advance hereunder and
upon                completion of the
Project any remaining funds so
deposited or any unadvanced portion of the
Project             Funds, shall be
remitted to Lessee;

     K.   A certification of work
completed by the General
     Contractor, together with a statement
of the payment
     due therefor;

     L.   Partial lien waivers from the
General Contractor for
     all work theretofore performed, and
from all other
     contractors and all subcontractors
and suppliers for
     all work, the cost of which in each
instance exceeds
     ONE THOUSAND DOLLARS ($1,000.00),
which was the
              subject of a requisition in
the immediately preceding month;

     M.   If and when reasonably
requested, Lessee shall deliver
     to Lessor an updated Survey of the
Leased Property,
     acceptable to Lessor (in its
reasonable discretion);

     N.   Evidence satisfactory to Lessor
(in its reasonable
     discretion) that all materials and
other property
     furnished by any contractors,
subcontractors,
     materialmen or other Persons, the
cost of which will be
     paid with the proceeds of the advance
to be made by
     Lessor, are free and clear of all
Liens, except
     (a) encumbrances, if any, (securing
indebtedness due to
     Persons whose names, addresses and
amounts due to them
     are identified to Lessor) that shall
be discharged upon
     the disbursement of the funds then
being requested, (b)
     the Liens created by the Lease
Documents and (c) the    Permitted
Encumbrances;

     O.   Such evidence as Lessor may
require that there has been no
              material adverse change in
the financial condition and
              strength of Lessee and the
Guarantor, and that the Leased
              Property shall have
sustained no impairment, reduction, loss or
             damage which has not been
fully restored and repaired and that
             no condemnation is or shall
be pending against or with respect
             thereto; and

     P.   Prior to the first advance which
includes amounts to be   expended on the
construction or equipping of the
Improvements, Lessee shall, to the extent not previously delivered to Lessor, submit to Lessor
true and
              correct copies of (i) the
Project Budget, (ii) the Project Plans,

             (iii) the Schedules and (iv)
the Construction Contract, each of
             which shall be in form and
content satisfactory to Lessor (in its
             sole and absolute
discretion);

     Lessee hereby designates George Lenes
as Lessee's construction representative
with authority to approve requisitions and to execute certificates to be delivered pursuant to Section 13.3B on behalf of Lessee.

     7.4  Advances by Wire Transfer.

     All advances hereunder shall be made
by wire transfer of funds into a bank
account maintained by either Lessee or an authorized agent of Lessee.

     7.5  Conditions Precedent to All
Advances:

              A.   Advances hereunder
shall be made solely for the payment
                     of the costs and
expenses incurred by Lessee directly in
                     connection with the
construction of the Project;
                     consistent with the
Project Budget, which are required to
                     be paid out-of-pocket
to all other Persons or to reimburse
                     Lessee for out-of-
pocket costs incurred by it pursuant to
                     the Project Budget.
No funds advanced by Lessor shall be
                     utilized for any
purpose other than as specified
                     herein and none of
the Project Funds shall be paid over to
                     any officer,
stockholder or employee of any member of
                     the Leasing Group or
to any of the Persons collectively
                     constituting any
member of the Leasing Group or those
                     holding a beneficial
interest in any member of the Leasing
                     Group, or any
employee thereof, except to the extent
                     funds are used to pay
compensation to an employee for
                     and with respect to
activity of such employee
                     in construction of
the Project.

              B.   The amount of each
requisition shall represent (i) the cost
                     of the work completed
on the Project as of the date of
                     such requisition,
which has not been paid for under prior
                     requisitions, (ii)
the cost of all equipment, fixtures and
                     furnishings included
within the Project Budget approved
                     by Lessor, which has
not been paid for under prior
                     requisitions, but not
incorporated into any contract
                     and which have been
delivered to the Leased Property for
                     incorporation into
the Project; provided that, in Lessor's
                     judgment, such
materials are suitably stored, secured and
                     insured and that
Lessee can furnish Lessor with evidence
                     satisfactory to
Lessor of Lessee's unencumbered title
                     thereto and (iii)
approved soft costs, which have not been
                     paid for under prior
requisitions.

             C.    All requisitions for
the first fifty percent (50%) of the
                    Project Funds shall be
subject to a ten percent (l0%)
                    retainage for the
completion of the Project, and no
                    retainage shall be
required with respect to all requisitions
                    thereafter. It is
understood that such retainage is intended
                    to provide a
contingency fund to assure that the
                    construction of the
Project shall be fully completed in
                    accordance with the
Project Plans and the terms
                    and provisions of this
Agreement. All amounts so withheld
                    shall be disbursed
after (i) construction of the Project has
                    been fully completed
in accordance with the Project Plans
                    and the terms and
provisions of this Agreement, (ii) all of
                    the items set forth in
Section 7.6 hereof have been
                    delivered to Lessor
and (iii) the expiration of the period
                    during which liens may
be perfected with respect to any
                    work performed or
labor or materials supplied in
                    connection with the
construction of the Project or the
                    receipt of such
evidence as may be required to assure
                    Lessor that no claim
may thereafter arise with respect to
                    any work performed or
labor or materials supplied in
                    connection with the
construction of the Project.

             D.   At the time of each
advance, no event which constitutes, or
                    which, with notice or
lapse of time, or both, would
                    constitute, a Lease
Default shall have occurred and be
                    continuing.

            E.     Without at any time
waiving any of Lessor's rights under
                     this Agreement,
Lessor shall always have the right to
                     make an advance
hereunder without satisfaction of each
                     and every condition
upon Lessor's obligation to make an
                     advance under this
Agreement, and Lessee agrees to
                     accept any advance
which Lessor may elect to make
                     under this Agreement.
Notwithstanding the foregoing,
                     Lessor shall have the
right, notwithstanding a waiver
                     relative to the first
advance or any subsequent advance
                     hereunder, to refuse
to make any and all subsequent
                     advances under this
Agreement until each and every
                     condition set forth
in this Section has been satisfied. The
                     making of any advance
hereunder shall not constitute an
                     approval or
acceptance by Lessor of any work on the
                     Project theretofore
completed.

            F.      If, while this
Agreement is in effect, a claim is made
that
                     the Project does not
comply with any Legal Requirement
                     or an action is
instituted before any Governmental
                     Authority with
jurisdiction over the Leased Property or
                     Lessee in which a
claim is made as to whether the Project
                     does so comply,
Lessor shall have the right to defer any
                     advance of Project
Funds which Lessor would otherwise
                     be obligated to make
until such time as any such claim is
                     finally disposed of
favorably to the position of Lessee,
                     without any
obligation on the part of Lessor to make a
                     determination of, or
judgment on, the merits of any such
                     claim. For the
purposes of the foregoing sentence, the
                     term "claim" shall
mean an assertion by any
                     Governmental
Authority or Person as to which, in each
                     case, Lessor has made
a good faith determination that the
                     assertion may
properly be made by the party asserting
the
                     same, that the
assertion, on its face, is not without
                     foundation and that
the interests of Lessor require that the
                     assertion be treated
as presenting a bona fide risk of
                     liability or adverse
effect on the Project.

                    If any such proceeding
is not favorably resolved within
                    thirty (30) days after
the commencement thereof, Lessor
                    shall also have the
right, at its option, to treat the
                    commencement of such
action as a Lease Default, for
                    which Lessor shall
have all rights herein specified for a
                    Lease Default. As
aforesaid, Lessor shall have no
                    obligation to make a
determination with reference to the
                    merits of any such
claim. No waiver of the foregoing right
                    shall be implied from
any forbearance by Lessor in
                    making such election
or any continuation by Lessor in
                    making advances under
this Agreement.
                    In all events, Lessee
agrees to notify Lessor forthwith
                    upon learning of the
assertion of any such claim or the
                    commencement of any
such proceedings.

            G.     It is contemplated that
all advances of the Project Funds
                     made by Lessor to
Lessee will be pursuant to this
                     Agreement.

           H.      No inspections or any
approvals of the Project during or
                     after  construction
shall constitute a warranty or
                     representation by
Lessor or any of the Consultants as to
                     the technical
sufficiency, adequacy or safety of any
                     structure or any of
its component parts, including, without
                     limitation, any
fixtures,
                     equipment or
furnishings, or as to the subsoil
conditions
                     or any other physical
condition or feature pertaining to the
                     Leased Property. All
acts, including any failure to act,
                     relating to the
Leased Property by any agent,
                     representative or
designee of Lessor (including, without
                     limitation, the
Consultants) are performed solely for the
                     benefit of Lessor to
assure the payment and performance
                     of the Obligations
and are not for the benefit of Lessee or
                     the benefit of any
other Person.

     7.6  Completion of the Project.

     Upon the completion of the
construction of the Project in accordance with the Project Plans and the terms and provisions of this Agreement, Lessee shall provide Lessor with (A) true, correct and complete copies of (i) a final unconditional Certificate of Occupancy (or its equivalent) issued by the appropriate governmental authorities, permitting the occupancy and use of the Project for its Primary Intended Use and (ii) all Permits issued by the appropriate Governmental
Authorities which are necessary in order to operate the Project as a fully-licensed assisted living facility, (B) a certification from the Architect or the Consultants stating that the Project was completed in accordance with the Project
Plans, (C) an updated Survey of the Leased
Property, acceptable to Lessor (in its
sole and absolute discretion), (D) updated
Opinions and (E) such other items relating to the operation and/or construction of the Project as may be reasonably requested by Lessor.

     8.  LESSOR'S RIGHT TO MAKE PAYMENTS
AND TAKE
          OTHER ACTION

     Lessor may, after ten (10) Business
Days' prior notice to Lessee of its
intention so to do (except in an emergency when such shorter notice shall be given as is reasonable under the circumstances), under Lessee demonstrates the same has already been paid, pay any sums due or claimed to be due for labor or materials furnished in connection with the ownership, construction, development, maintenance, management, repair, use or operation of the Leased Property, and any other sums which in the reasonable opinion of Lessor, or its attorneys, it is expedient to pay, and may take such other and further action which in the reasonable opinion of Lessor is reasonably necessary in order to secure (A) the completion of the Project in accordance with the Project
Plans and the terms and conditions of this Agreement, (B) the protection and priority of the security interests granted to Lessor pursuant to the Lease Documents and
(C) the performance of all obligations
under the Lease Documents. Lessor, in its sole and absolute discretion, may charge any such payments against any advance that may otherwise be due hereunder to Lessee or may otherwise collect such amounts from Lessee, and Lessee agrees to repay to Lessor all such amounts, which may exceed the line item amount therefor in the Project Budget. Any amount which is not so charged against advances due hereunder and all costs and expenses reasonably incurred by Lessor in connection therewith (including, without limitation, attorneys' fees and expenses and court costs) shall be a demand obligation of Lessee and, to the extent permitted by applicable law, shall be added to the Lease Obligations and secured by the Liens created by the Lease
Documents, as fully and effectively and
with the same priority as every other
obligation of Lessee thereunder and, if
not paid within ten (10) days after
demand, shall thereafter, to the extent
permitted under applicable law, bear
interest at the Overdue Rate until the
date of payment.

     If Lessee fails to observe or cause
to be observed any of the provisions of
this Agreement and such failure continues beyond any applicable notice or cure period provided for under this Agreement, Lessor or a lawfully appointed receiver of the Leased Property, at their respective options, from time to time may perform, or cause to be performed, any and all repairs and such other work as they deem necessary to bring the Leased Property into compliance with the provisions of this Agreement may enter upon the Leased
Property for any of the foregoing
purposes, and Lessee hereby waives any
claim against Lessor or such receiver
arising out of such entry or out of any
other act carried out pursuant to this
Section. All amounts so expended or
incurred by Lessor and by such receiver
and all costs and expenses reasonably
incurred in connection therewith
(including, without limitation, attorneys' fees and expenses and court costs), shall be a demand obligation of Lessee to Lessor or such receiver, and, to the extent permitted by law, shall be added to the Obligations and shall be secured by the Liens created by the Lease Documents as fully and effectively and with the same priority as every other obligation of Lessee secured thereunder and, if not paid within ten (10) days after demand, shall hereafter, to the extent permitted by applicable law, bear interest at the Overdue Rate until the date of payment.


     9.  INSURANCE; CASUALTY; TAKING

     9.1  General Insurance Requirements.

     Lessee shall at its sole cost and
expense keep the Leased Property and the business operations conducted thereon insured as required under the Facility
Lease.

     9.2  Fire or Other Casualty or
Condemnation.

     In the event of any damage or
destruction to the Leased Property by
reason of fire or other hazard or casualty
(a "Casualty") or a taking by power of
eminent domain or conveyance in lieu
thereof of allor any portion of the Leased
Property (a "Condemnation"), Lessee shall give immediate written notice hereof to Lessor and comply with the provisions of the Facility ease governing Casualties and Condemnations.

     10.  EVENTS OF DEFAULT

     Each of the following shall
constitute an "Event of Default" hereunder and shall entitle Lessor to exercise its remedies hereunder and under any of the other Lease Documents:

     A.   any failure of Lessee to pay any
amount due hereunder or under
            any of the other Lease
Documents within ten (10) days
            following the date when such
payment was due;

     B.   any failure in the observance or
performance of any other
            covenant, term, condition or
warranty provided in this
            Agreement or any of the other
Lease Documents, other than the
            payment of any monetary
obligation and other than as
            specified in subsections (C)
through (F) below (referred to
            herein as a "Failure to
Perform"), continuing for thirty (30) days
            after the giving of notice by
Lessor to Lessee specifying the
            nature of the Failure to
Perform; except as to matters not
            susceptible to cure within
thirty (30) days, provided that with
            respect to such matters, (i)
Lessee commences the cure thereof
           within thirty (30) days after
the giving of such notice by Lessor
            to Lessee, (ii) Lessee
continuously prosecutes such cure to
            completion, (iii) such cure is
completed within one hundred
            twenty (120) days after the
giving of such notice by Lessor to
            Lessee and (iv) such Failure
to Perform does not impair
            Lessor's rights with respect
to the Leased Property or otherwise
            impair the Collateral or
Lessor's security interest therein;

     C.   the occurrence of any default or
breach of condition continuing
            beyond the expiration of the
applicable notice and grace
            periods, if any, under any of
the other Lease Documents;

     D.   if any representation, warranty
or statement contained herein or
            in any of the other Lease
Documents proves to be untrue in any
            material respect as of the
date when made or at any time during
            the Term if such
representation or warranty is a continuing
            representation or warranty
pursuant to Section 6.2;

     E.   except as a result of any
Casualty or a partial or complete
           Condemnation, if a suspension
of any work in connection with
           the construction of the Project
occurs for a period in excess
           of ten (10) Business Days,
irrespective of the cause thereof,
           provided that Lessee shall not
be deemed to be in default under
           this Subsection if such
suspension is for circumstances not
           reasonably within its control,
but only if Lessor, in its sole and
           absolute discretion, shall
determine that such suspension shall
           not create any risk that the
construction of the Project will not be
           completed (in accordance with
the Project Plans and the terms
           and conditions of this
Agreement) on or before the Completion
           Date; and

    F.   if construction of the Project
shall not be completed in
          accordance with the Project
Plans and this Agreement (including,
          without limitation, satisfaction
of the conditions set forth in
          Section 7.6) on or before the
Completion Date.

     11.  REMEDIES IN EVENT OF DEFAULT

     Upon the occurrence of an Event of
Default, at the option of Lessor, which
may be exercised at any time after an
Event of Default shall have occurred,
Lessor shall have all rights and remedies
available to it, at law or in equity,
including, without limitation, all of the
rights and remedies under the Facility
Lease and the other Lease Documents.
Subject to the requirements f applicable
law, all materials at that time on or near
the Leased Property which are the property
of Lessee and which are to be used in
connection with the completion of the
Project shall be subject to the Liens
created by the Lease Documents.
In addition to, and without limitation of,
the foregoing, Lessor is authorized to
charge all money expended for completion
the Project against sums hereunder which
have not already been advanced (even if
the aggregate amount of such sums expended
and all amounts previously advanced
hereunder exceed the amount of the Project
Funds which Lessor has agreed to advance
hereunder); and Lessee agrees to pay to
Lessor Rent under the Facility Lease
calculated, in part, thereunder based upon
all sums advanced hereunder, including,
without limitation, all sums expended in
good faith by Lessor in connection with
the completion of the project), and, in
addition thereto, Lessee agrees to pay to
Lessor (as Rent under the Facility Lease),
for services in connection with said
completion of the Project, such additional
sums as shall compensate Lessor for the
time and effort Lessor and its employees
shall have expended in connection
therewith. Lessor is authorized, but not
obligated in any event, to do all such
things in connection with the construction
of the Project as Lessor, in its sole and
absolute discretion, may deem advisable,
including, without limitation, the right
to make any payments with respect to any
obligation of Lessee to Lessor or to any
other Person in connection with the
completion of construction of the Project
and to make additions and changes in the
Project Plans, to employ contractors,
subcontractors and agents and to take any
and all such action, either in Lessor's
own name or in the name of Lessee, and
Lessee hereby grants Lessor an irrevocable
power of attorney to act in its name in
connection with the foregoing. This power
of attorney, being coupled with an
interest, shall be irrevocable until all
of the Obligations are fully paid and
performed and shall not be affected by any
disability or incapacity which Lessee may
suffer and shall survive the same. The
power of attorney conferred on Lessor by
the provisions of this Section 11 is
provided solely to protect the interests
of Lessor and shall not impose any duty on
Lessor to exercise any such power and
neither Lessor nor such attorney-in-fact
shall be liable for any act, omission,
error in judgment or mistake of law,
except as the same may result from its
gross negligence or wilful misconduct. In
the event that Lessor takes possession of
the Leased Property and   assumes control
of the project as aforesaid, it shall not be obligated to continue the construction of the Project and/or the operation of the Project for any period of time longer than Lessor shall see fit (in its sole and absolute discretion), and Lessor may thereafter, at any time, abandon its efforts and refuse to make further payments for the account of Lessee, whether or not the Project has been completed.

     In addition, at Lessor's option and
without demand, notice or protest, the
occurrence of any Event of Default shall also constitute a default under any one or more of the Related Party Agreements.

     12.  GENERAL

     The provisions set forth in Article
23 and Sections 2.2, 16.8 through 16.10,
24.2 through 24.6, and 24.8 through 24.12
of the Lease are hereby incorporated by
reference, mutatis, mutandis, and shall be applicable to this Agreement as if set forth in full herein.
This Agreement, the other Lease Documents and the other Lease Documents set forth the entire agreement of the parties with respect to the subject matter and shall supersede in all respect the Letter of Intent.

     13. LEASE PROVISIONS PARAMOUNT.

     In the event of a conflict between
the provisions hereof and the provisions of the Lease, the provisions of the Lease are paramount.


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INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto
have executed this Agreement under seal on the day and year first above written.

WITNESS:
LESSEE:

EMERITUS PROPERTIES I, INC.

/s/ Melissa L. Day
By:  /s/ Raymond R. Brandstrom
-----------------------------
----------------------
Name: Melissa L. Day                Name:
Raymond R. Brandstrom

Title: President

WITNESS:
LESSOR:

MEDITRUST ACQUISITION

CORPORATION I, a

Massachusetts corporation


/s/ Melissa L. Day
By:  /s/ Michael S. Benjamin,
------------------------
--------------------------
Name: Melissa L. Day               Name:
Michael S. Benjamin, ESQ.

Title: Senior Vice President






























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